Income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current tax (benefit) expense	$ 3,832	$ 4,126	$ 4,759
Income before tax	68,709	60,016	85,927
Deferred tax (benefit) expense for
Change in temporary differences	1,335	3,341	3,290
Tax loss and tax credit carried forward	393	(196)	247
Change in valuation allowance	4	4	9
Total deferred tax (benefit) expense	1,732	3,149	3,546
Total income tax (benefit) expense	$ 5,564	$ 7,275	$ 8,305